Capital Stock	12 Months Ended
Dec. 31, 2012
Capital Stock

15. CAPITAL STOCK

Currently, our common stock is traded on the NASDAQ Global Select Market under the trading symbol “REXX”. We have authorized capital stock of 100,000,000 shares of common stock and 100,000 shares of preferred stock. In February 2012, we completed a public offering of 8,050,000 shares of common stock at an offering price of $9.25 per share. The net proceeds from the offering were approximately $70.6 million, after deducting underwriting discounts, commissions and offering expenses. We used a portion of the proceeds to repay outstanding borrowings under our Senior Credit Facility and used the remaining net proceeds to fund a portion of our capital expenditure program for 2012 and for other general corporate purposes. As of December 31, 2012 and 2011, we had 53,213,264 and 44,859,220 shares of common stock outstanding, respectively.